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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                November 3, 1999

                                YOUBET.COM, INC.
               (Exact Name of Registrant as specified in Charter)

          Delaware                   33-13789LA                 95-4627253
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(State or other jurisdiction  (Commission File Number)   (IRS Employer
       of incorporation)                                  Identification Number)

          1950 Sawtelle Boulevard, Suite 180, Los Angeles, California 90025
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              (Address of principal executive offices)  (Zip Code)

                                    (310) 444-3300
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              (Registrant's telephone number, including area code)


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           (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS

A. A copy of a press release issued by Youbet.com, Inc. on November 2, 1999 is attached hereto as EXHIBIT 99.1 and incorporated herein by reference.

ITEM 7. EXHIBITS


    Exhibit Number         Description of Document
    --------------         -----------------------

        99.1               Press release dated November 2, 1999


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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 1999            YOUBET.COM, INC.,
                                  (Registrant)

                                  By:  /s/ Phillip C. Hermann
                                       ------------------------------
                                       Phillip C. Hermann
                                       Chief Financial Officer